Exhibit 10.47


                               Catherine R. Adler
                             1520 South Ocean Blvd.
                              Palm Beach, Florida

VIA FACSIMILE and MAIL
----------------------

November 9, 2001

Shells Seafood Restaurants, Inc.
16313 North Dale Mabry Highway
Suite 100
Tampa, FL 33618

Attn:  Mr. David Head, President and CEO

RE:  Abandonment of Warrants
----------------------------

Dear Mr. Head:

Please accept this letter as notice that the Adler Children Trust hereby abandons all of the warrants to purchase shares of Shells Seafood Restaurants, Inc. ("Shells") that it presently holds. We deems these warrants to be worthless. Specifically, the warrants are as follows:

         Warrant               To Buy                    Exercise
         Number                # Shares                  Price
         -----------------------------------------------------------

         1                     175,000                   $3.15/share
         4B                    100,000                   $3.50/share
         6                      75,000                   $3.50/share

These warrants are held by Sheldon Nussbaum, Fulbright & Jaworski, LLP. Please acknowledge the cancellation of the above described warrants by signing below and returning by facsimile to 212-935-1976 this letter.


Sincerely,

/s/ CATHERINE ADLER
-------------------------------------
Catherine Adler
Trustee
Adler Children Trust


         The above described warrants are hereby acknowledged as cancelled and are therefore worthless, null and void:

         By:  /s/ DAVID HEAD                         11/20/01
              --------------------------------       --------
                 David Head, CEO                      Date

cc:  Warren Nelson
     Sheldon Nussbaum

                            Elizabeth A. Wertheimer
                              124 East 93rd Street
                            New York, New York 10128

VIA FACSIMILE and MAIL
----------------------

November 8, 2001

Shells Seafood Restaurants, Inc.
16313 North Dale Mabry Highway
Suite 100
Tampa, FL  33618

Attn:  Mr. David Head, President and CEO

RE: Abandonment of Warrants
---------------------------

Dear Mr. Head:

Please accept this letter as notice that 2001 Partners, L.P. hereby abandons all of the warrants to purchase shares of Shells Seafood Restaurants, Inc. ("Shells") that it presently holds. We deem these warrants to be worthless. Specifically, the warrants are as follows:

         Warrant               To Buy                    Exercise
         Number                # Shares                  Price
         -----------------------------------------------------------

         2                     175,000                   $3.15/share
         3                      75,000                   $3.75/share
         7                      75,000                   $3.50/share

These warrants are held by Sheldon Nussbaum, Fulbright & Jaworksi, LLP. Please acknowledge the cancellation of the above described warrants by signing below and returning by facsimile to 212-935-1976 this letter.


Sincerely,

/s/ ELIZABETH A. WERTHEIMER
-------------------------------------
Elizabeth A. Wertheimer
General Partner
2001 Partners, L.P.


         The above described warrants are hereby acknowledged as cancelled and are therefore worthless, null and void:

         By:  /s/ DAVID HEAD                         11/26/01
              --------------------------------       --------
                 David Head, CEO                      Date

cc:  Warren Nelson
     Sheldon Nussbaum

                            Longview Partners, L.P.
                              c/o Susan R.Chapman
                               175 E 64th Street
                               New York, NY 10021

VIA FACSIMILE and MAIL
----------------------

November 30, 2001

Shells Seafood Restaurants, Inc.
16313 North Dale Mabry Highway
Suite 100
Tampa, FL  33618

Attn:  Mr. David Head, President and CEO

RE: Abandonment of Warrants
---------------------------

Dear Mr. Head:

Please accept this letter as notice that Longview Partners, L.P. hereby abandons all of the warrants to purchase shares of Shells Seafood Restaurants, Inc. ("Shells") that it presently holds. We deem these warrants to be worthless. Specifically, the warrants are as follows:

         Warrant               To Buy                    Exercise
         Number                # Shares                  Price

         4A                    73,333                    $3.50/share

These warrants are held by Sheldon Nussbaum, Fulbright & Jaworski, LLP. Please acknowledge the cancellation of the above described warrants by signing below and returning by facsimile to 212-935-1976 this letter.


Sincerely,

/s/ SUSAN R. CHAPMAN
-------------------------------------
Susan R. Chapman
General Partner
Longview Partners, L.P.


         The above described warrants are hereby acknowledged as cancelled and are therefore worthless, null and void:


         By:  /s/ DAVID HEAD                         12/12/01
              --------------------------------       --------
                 David Head, CEO                      Date

cc:  Warren Nelson
     Sheldon Nussbaum